--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                               November 30, 1997



Dear Trust Shareholder:

      U.S. fixed income investors have been rewarded with solid total returns over the past twelve months, as moderate economic growth and low inflation drove Treasury yields below year-end 1996 levels by October 31, 1997.

      The economy has shown some signs of slowing, which BlackRock expects may persist as early indicators suggest that holiday spending may be tepid. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our long-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.


Sincerely,



/s/Laurence D. Fink                                  /s/Ralph L. Schlosstein
--------------------                                 ------------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                               November 30, 1997


Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Florida Investment Quality Municipal Trust ("the Trust") for the fiscal year ended October 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RFA". The Trust's investment objective is to provide high current income that is exempt from both regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout Florida.

      The table below summarizes the performance of the Trust's stock price and net asset value over the year:

                             ---------------------------------------------------
                             10/31/97    10/31/96    Change    High      Low
--------------------------------------------------------------------------------
Stock Price                  $13.3125     $12.25      8.67%  $13.375   $12.125
--------------------------------------------------------------------------------
Net Asset Value (NAV)        $14.86       $14.15      5.02%   $14.88   $13.70
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The first half of the Trust's fiscal year was characterized by increased concern over potential inflationary pressures. Bond prices fell and yields rose between mid-December 1996 and mid-April 1997, as economic data indicated a very strong economy. In an effort to subdue this growth and pre-emptively fight inflation, the Federal Reserve raised the Federal funds rate by 25 basis points (1/4%) to 5.50% at their March 25 FOMC policy meeting. During the second quarter, however, signs of more moderate economic growth began to appear. Lower factory orders, decreased consumer spending and higher inventories, in addition to continued benign inflationary forces, soothed investor fears over inflation. Accordingly, the Federal Reserve left interest rates unchanged at their May 20, July 2 and September 30 policy meetings. U.S. Treasury yields reflected investor expectations of Federal Reserve policy activity. The yield of the 10-year note rose from a period low of 6.04% in late November 1996 to 6.98% in mid-April 1997 in response to Federal Reserve Chairman Alan Greenspan's warning of excessive equity market euphoria and in anticipation of a Federal funds rate increase. As economic data softened, the yield of the 10-year fell over 100 basis points from 6.98% to close at 5.83% on October 31, 1997.

      The municipal bond market, represented by the LEHMAN MUNICIPAL BOND INDEX, posted a total return of 8.50% for the 12 month period ended October 31, 1997, underperforming the domestic taxable investment grade market (measured by the LEHMAN AGGREGATE INDEX), which returned 8.89%. Despite the rally in the Treasury market, demand for municipals was relatively strong, particularly during the summer, when nearly $60 billion worth of municipal issues matured and were reinvested back into the market. However, the decline in Treasury yields resulted in a significant increase in new municipal supply during September, as municipal issuers refunded higher interest bearing securities and brought lower yielding issues to market. During October, municipals experienced their largest underperformance versus Treasuries during 1997, as they were unable to keep pace with the global demand for U.S. Treasuries.

      Florida's economy remains strong, particularly in the trade and service sector, and the State is projecting 1997's growth rate to be 2.3%. This growth is in part fueled by the increasing population, which increased nearly 2% in 1996 to over 14 million residents. Further, the State's unemployment rate is projected to be 4.8% for 1997, which is down from the 1996 level of 5.1%. Lastly, Florida's fiscal year 1997-98 revenues are ahead of projections, which could result in a budget surplus of approximately $1 billion.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage at about 35% of total net assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. Over the past twelve months, the Federal Reserve tightened monetary policy by raising short term rates 25 basis points to 5.50% in March. Typically, short term municipal rates (which determine the Trust's borrowing costs) are approximately 65% of Treasury rates. Accordingly, the Trust's cost of leverage modestly increased as a result of the Fed's action.

      With respect to credit quality, the portfolio selectively took advantage of yield spreads between higher-rated (AA and AAA) and lower-rated (BBB- and A-) Florida municipal bonds where opportunities existed. The Trust will look to reverse these trades when the opportunities present themselves. The Trust's current strategy emphasizes high credit quality non-callable and callable premiums in the 7- to 15-year maturity range. Prevailing municipal market conditions do not reward investors for extending beyond this maturity range.

      The following charts compare the Trust's current and October 31, 1996 asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
      SECTOR                       OCTOBER 31, 1997         OCTOBER 31, 1996
--------------------------------------------------------------------------------
  Power                                    17%                     13%
--------------------------------------------------------------------------------
  Transportation                           16%                     17%
--------------------------------------------------------------------------------
  School                                   12%                      --
--------------------------------------------------------------------------------
  Lease Revenue                            11%                     15%
--------------------------------------------------------------------------------
  City, County & State                      8%                     17%
--------------------------------------------------------------------------------
  Sales Tax                                 6%                      4%
--------------------------------------------------------------------------------
  Miscellaneous Revenue                     4%                     10%
--------------------------------------------------------------------------------
  Water & Sewer                             4%                      5%
--------------------------------------------------------------------------------
  Hospital                                  4%                      4%
--------------------------------------------------------------------------------
  Housing                                   4%                      4%
--------------------------------------------------------------------------------
  University                                4%                      4%
--------------------------------------------------------------------------------
  Building                                  4%                      3%
--------------------------------------------------------------------------------
  Special tax                               4%                      --
--------------------------------------------------------------------------------
  Other                                     2%                      --
--------------------------------------------------------------------------------
  Utility                                   --                      4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    STANDARD & POOR'S/MOODY'S/FITCH'S
              CREDIT RATING              OCTOBER 31, 1997      OCTOBER 31, 1996
--------------------------------------------------------------------------------
                 AAA/Aaa                        53%                   50%
--------------------------------------------------------------------------------
                  AA/Aa                         16%                   21%
--------------------------------------------------------------------------------
                   A/A                          18%                   16%
--------------------------------------------------------------------------------
                 BBB/Baa                        13%                   13%
--------------------------------------------------------------------------------

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Florida Investment Quality Municipal Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely yours,



/s/Robert Kapito                         /s/Kevin Klingert
-----------------                        -------------------
Robert Kapito                            Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------
  SYMBOL on American Stock Exchange:                                   RFA
--------------------------------------------------------------------------------
  Initial Offering Date:                                          May 28, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/97:                               $13.3125
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/97:                                    $14.86
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/97 ($13.3125)1:            5.41%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                            $0.06
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                         $0.72
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997
--------------------------------------------------------------------------------


           PRINCIPAL                                                                                  OPTION CALL
  RATING   *AMOUNT                                                                                    PROVISIONS          VALUE
(UNAUDITED) (000)                                 DESCRIPTION (A)                                     (UNAUDITED)       (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--146.9%
                     FLORIDA--122.1%
                     Boynton Beach Util. Sys. Rev., FGIC,
AAA         $ 170      6.25%, 11/01/20, ETM ........................................................   No Opt. Call  $   190,859
AAA           830      6.25%, 11/01/20 .............................................................   11/02 at 102      889,528
A1          1,000    Brevard Cnty. Hlth. Facs., Holmes Regl. Med. Ctr., 5.75%, 10/01/13 ............   10/03 at 102    1,030,700
AAA         1,000    Brevard Cnty. Sch. Brd., C.O.P., Ser. B, 5.50%, 7/01/21, AMBAC ................   7/06 at 102     1,010,730
AAA         1,000    Collier Cnty. Sch. Brd., C.O.P., 5.00%, 2/15/16, FSA ..........................   2/06 at 101       974,100
AAA         1,000    Dade Cnty. Aviation Rev., Miami Int'l Arpt., Ser. C, 5.75%, 10/01/25,
                       MBIA ........................................................................  10/05 at 102     1,034,580
AAA         1,000    Dade Cnty. Sch. Brd., C.O.P., Ser. A, 6.00%, 5/01/14, MBIA ....................   5/04 at 101     1,066,560
AAA         1,000    Dade Cnty. Spl. Oblig., Ser. B, Zero Coupon, 10/01/14, AMBAC .................. 10/08 at 71.9       395,730
AAA         1,000    First Florida Gov. Fin. Comn. Rev., Gainsville, Hollywood &
                       St. Petersburg, 5.75%, 7/01/16, AMBAC .......................................   7/06 at 101     1,037,700
AAA           840    Florida Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. A, 6.25%, 7/01/11, GNMA .......   7/04 at 102       893,852
AA          1,000    Florida St. Brd. of Ed., Pub. Ed., Ser. B, 5.875%, 6/01/24 ....................   6/05 at 101     1,034,420
AA          1,000    Florida St. Brd. of Ed., Ser. C, 5.85%, 6/01/18 ...............................   6/03 at 101     1,028,890
AAA           500    Florida St. Dept. of Corrections, C.O.P., Okeechobee Correctional Fac.,
                       6.25%, 3/01/15, AMBAC .......................................................   3/05 at 102       548,430
AA+         1,000    Florida St. Dept. of Trans., 5.80%, 7/01/21 ...................................   7/05 at 101     1,029,520
AAA         1,000    Florida St. Div. of Bond Fin. Dept., Gen. Svcs. Rev., Dept. of Environ.
                       Preservation, Ser. A, 5.75%, 7/01/11, AMBAC .................................   7/05 at 101     1,051,560
AAA         1,000    Jacksonville Cap. Impvt. Rev., Gator Bowl Proj., 5.50%, 10/01/14,
                       AMBAC .......................................................................  10/04 at 101     1,024,160
AAA         1,000    Lee Cnty. Trans. Facs. Rev., 5.75%, 10/01/22, MBIA ............................  10/05 at 102     1,032,240
A           1,000    Orlando & Orange Cnty. Expwy., 5.95%, 7/01/23 .................................   7/01 at 102     1,017,850
Aa          1,000    Orlando Utils. Comn. Wtr. & Elec. Rev., Ser. D, 5.50%, 10/01/20 ...............  10/99 at 100     1,000,650
AAA         1,000    Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 6.125%, 7/01/14, MBIA ...............   7/04 at 102     1,074,910
AAA         1,000    Sunrise Florida Util. Sys. Rev., Ser. A, 5.75%, 10/01/21, AMBAC ...............  10/06 at 101     1,033,800
Baa         1,000    Volusia Cnty. Ed. Fac. Auth. Rev., 6.125%, 10/15/16 ...........................  10/06 at 102     1,046,240
                                                                                                                     -----------
                                                                                                                      20,447,009
                                                                                                                     -----------
                     PUERTO RICO--24.8%
                     Puerto Rico Elec. Pwr. Auth. Rev.,
BBB+        1,000      Ser. T, 6.375%, 7/01/24 .....................................................   7/04 at 102     1,077,090
BBB+        1,000      Ser. U, 6.00%, 7/01/14 ......................................................   7/04 at 102     1,055,280
                     Puerto Rico Pub. Bldg. Auth., Gtd. Pub. Ed. & Hlth. Facs., Ser. M,
A           1,000      5.50%, 7/01/21 .............................................................. 7/03 at 101.5       997,350
A           1,000      5.75%, 7/01/15 .............................................................. 7/03 at 101.5     1,019,750
                                                                                                                     -----------
                                                                                                                       4,149,470
                                                                                                                     -----------
                     Total Long-Term Investments (cost $22,881,833) ................................                  24,596,479
                                                                                                                     -----------

                       See Notes to Financial Statements.



           PRINCIPAL                                                                                  OPTION CALL
  RATING   *AMOUNT                                                                                    PROVISIONS          VALUE
(UNAUDITED) (000)                                 DESCRIPTION (A)                                     (UNAUDITED)       (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS**--1.8%
VIMG1       $300     Saint Lucie Cnty. Pollution Control Rev., FRDD, 3.90%, 11/03/97
                       (cost $300,000) .............................................................                 $   300,000
                                                                                                                     -----------
                  TOTAL INVESTMENTS--148.7% (cost $23,181,833) .....................................                  24,896,479
                     Other assets in excess of liabilities--2.1% ...................................                     348,595
                     Liquidation value of preferred stock--(50.8)% .................................                  (8,500,000)
                                                                                                                     -----------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ............................                 $16,745,074
                                                                                                                     ===========



-------------
   * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating. ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
   + Option Call Provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.

------------------------------------------------------------------------------------------------------------------------------------
                                 (A) THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

     AMBAC   -- American Municipal Bond Assurance Corporation      FRDD  -- Floating Rate Daily Demand
     C.O.P.  -- Certificate of Participation                       FSA   -- Florida State Assurance
     FGIC    -- Financial Guaranty Insurance Company               GNMA  -- Government National Mortgage Association
     ETM     -- Escrowed to maturity                               MBIA  -- Municipal Bond Insurance Association

------------------------------------------------------------------------------------------------------------------------------------






                       See Notes to Financial Statements

-------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
-------------------------------------------------------------------------------


ASSETS

Investments, at value (cost $23,181,833) (Note 1) ............... $24,896,479
Cash ............................................................      28,395
Interest receivable .............................................     370,331
Deferred organization expenses and other assets .................         311
                                                                  -----------
                                                                   25,295,516
                                                                  -----------

LIABILITIES
Advisory fee payable (Note 2) ...................................       7,478
Dividends payable-common stock ..................................       3,655
Administration fee payable (Note 2) .............................       2,137
Dividends payable-preferred stock ...............................         885
Other accrued expenses ..........................................      36,287
                                                                  -----------
                                                                       50,442
                                                                  -----------

NET INVESTMENT ASSETS ........................................... $25,245,074
                                                                  ===========

Net investment assets were comprised of:
  Common stock:
    Par value (Note 4)                                               $ 11,271
    Paid-in capital in excess of par                               15,585,445
  Preferred stock (Note 4)                                          8,500,000
 ................................................................ -----------
                                                                   24,096,716
  Undistributed net investment income ...........................     131,471
  Accumulated net realized loss .................................    (697,759)
  Net unrealized appreciation ...................................   1,714,646
                                                                  -----------
  Net investment assets, October 31, 1997 ....................... $25,245,074
                                                                  ===========

Net assets applicable to common shareholders .................... $16,745,074
                                                                  ===========

Net asset value per share:
  ($16,745,074 / 1,127,093 shares of
  common stock issued and outstanding) ..........................      $14.86
                                                                       ======


--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------


NET INVESTMENT INCOME

Income
  Interest and discount earned ..................................  $1,403,057
                                                                   ----------


Expenses
  Investment advisory ...........................................      85,988
  Administration ................................................      24,568
  Auction agent .................................................      21,000
  Shareholder reports ...........................................      16,000
  Directors .....................................................      13,000
  Transfer agent ................................................       9,000
  Legal .........................................................       7,000
  Audit .........................................................       7,000
  Custodian .....................................................       2,500
  Miscellaneous .................................................      16,972
                                                                   ----------
  Total expenses ................................................     203,028
                                                                   ----------
Net investment income ...........................................   1,200,029
                                                                   ----------


REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)
Net realized gain on investments ................................      39,699
Net change in unrealized appreciation
  on investments ................................................     677,912
                                                                   ----------
Net gain on investments .........................................     717,611
                                                                   ----------




NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ................................  $1,917,640
                                                                   ==========



                       See Notes to Financial Statements

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------


                                                                                                      FOR THE YEAR ENDED
                                                                                                          OCTOBER 31,
                                                                                                   ----------------------
                                                                                                   1997              1996
                                                                                                   ----              ----
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
   Net investment income ...................................................................   $ 1,200,029       $ 1,163,662
   Net realized gain on investments ........................................................        39,699           106,968
   Net change in unrealized appreciation on investments ....................................       677,912            42,218
                                                                                               -----------       -----------
   Net increase in net investment assets resulting from operations .........................     1,917,640         1,312,848

Dividends and distributions:
   To common shareholders from net investment income .......................................      (806,563)         (827,678)
   To preferred shareholders from net investment income ....................................      (310,486)         (310,016)
   To common shareholders in excess of net realized gain on investments ....................        (4,875)           (9,017)
   To preferred shareholders in excess of net realized gain on investments .................        (1,819)           (3,394)
                                                                                               -----------       -----------
   Total dividends and distributions .......................................................    (1,123,743)       (1,150,105)
                                                                                               -----------       -----------
     Total increase ........................................................................       793,897           162,743

NET INVESTMENT ASSETS
Beginning of year ..........................................................................    24,451,177        24,288,434
                                                                                               -----------       -----------
End of year ................................................................................   $25,245,074       $24,451,177
                                                                                               ===========       ===========
















                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                                                    FOR THE PERIOD
                                                                           FOR THE YEAR ENDED OCTOBER 31,            JUNE 4, 1993*
                                                                   --------------------------------------------         THROUGH
PER SHARE OPERATING PERFORMANCE:                                      1997         1996         1995      1994      OCTOBER 31, 1993
                                                                      ----         ----         ----      ----      ----------------
Net asset value, beginning of period ............................  $  14.15   $   14.01     $  11.69   $  14.77        $ 14.10
                                                                   --------   ---------     --------   --------         --------
   Net investment income ........................................      1.06        1.03         1.05        .98            .31
   Net realized and unrealized gain (loss) on investments .......       .65         .13         2.36      (3.02)           .86
                                                                   --------   ---------     --------   --------       --------
   Net increase (decrease) from investment operations ...........      1.71        1.16         3.41      (2.04)          1.17
                                                                   --------   ---------     --------   --------       --------
Dividends and distributions:
Dividends from net investment income to:
     Common shareholders ........................................      (.72)       (.73)        (.79)      (.79)          (.20)
     Preferred shareholders .....................................      (.28)       (.28)        (.30)      (.20)          (.05)
Distributions from capital gains to:
Common shareholders .............................................        --          --           --       (.04)            --
     Preferred shareholders .....................................        --          --           --       (.01)            --
Distributions in excess of net realized gain on investments to:
     Common shareholders ........................................       ***        (.01)          --         --             --
     Preferred shareholders .....................................       ***         ***           --         --             --
                                                                   --------   ---------     --------   --------       --------
     Total dividends and distributions ..........................     (1.00)      (1.02)       (1.09)     (1.04)          (.25)
                                                                   --------   ---------     --------   --------       --------
Capital charge with respect to issuance of common and
     preferred stock ............................................        --          --           --         --           (.25)
                                                                   --------   ---------     --------   --------       --------
Net asset value, end of period** ................................  $  14.86   $   14.15        14.01   $  11.69        $ 14.77#
                                                                   ========   =========     ========   ========       ========
Per share market value, end of period** .........................  $13.3125   $   12.25       12.625   $ 10.375        $ 14.00
                                                                   ========   =========     ========   ========       ========
TOTAL INVESTMENT RETURN : .......................................    14.95%       2.92%       29.29%    (20.98%)          .63%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS++:
Expenses ........................................................     1.26%       1.46%        1.44%      1.50%          1.12%+++
Net investment income before preferred stock dividends ..........     7.43%       7.41%        7.96%      7.34%          5.40%+++
Preferred stock dividends .......................................     1.92%       1.97%        2.28%      1.48%          0.80%+++
Net investment income available to common shareholders ..........     5.51%       5.44%        5.68%      5.86%          4.60%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ........  $16,150       $ 15,699      $ 14,759   $ 15,015    $ 15,791
Portfolio turnover rate .........................................       5%            73%          112%       206%         13%
Net assets of common shareholders, end of period (in thousands) .  $16,745       $ 15,951      $ 15,788   $ 13,174    $ 16,644
Asset coverage per share of preferred stock, end of period## ....  $74,253       $ 71,915      $ 71,437   $127,494    $147,907
Preferred stock outstanding (in thousands) ......................  $ 8,500       $  8,500      $  8,500   $  8,500    $  8,500



-----------
   * Commencement of investment operations.
  ** Net asset value and market value are  published in The Wall Street  Journal each Monday.
 *** Actual  amount paid to common  shareholders  for the year ended October 31,
     1997 was $0.004325, and the actual amount paid to preferred shareholders was $0.000185 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0030 per common share.
   # Net asset value  immediately after the closing of the first public offering was $14.01.
  ## A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
  ++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
 +++ Annualized.
     The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES
The BlackRock Florida Investment Quality Municipal Trust (the "Trust") was organized in Massachusetts on April 15, 1993 as a non-diversified closed-end management investment company. The Trust had no transactions until May 27, 1993 when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc., (the "Adviser"). Investment operations commenced on June 4, 1993.


     The Trust's investment objective is to provide high current income exempt from regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.


SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $16,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts and reports for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement for the year ended October 31, 1997 was to increase accumulated net realized loss and increase undistributed net investment income by $1,311. Net investment income, net realized gains and net assets were not affected by this change.


ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNCAsset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1997 aggregated $1,159,830 and $1,277,064, respectively.

     The federal income tax basis of the Trust's investments at October 31, 1997 was substantially the same as for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $1,714,646. For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1997 of approximately $698,000 which will expire in 2002. Such carryforward is after utilization of approximately $39,700 to offset the Trust's net taxable gains recognized in the year ended October 31, 1997. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 1,127,093 shares outstanding at October 31, 1997, the Adviser owned 7,093 shares. As of October 31, 1997 there were 340 shares at Preferred Stock Series R7 outstanding.

     The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 170 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series R7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The stock split occurred on July 24, 1995.

     Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.35% to 4.60% during the year ended October 31, 1997.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS
Subsequent to October 31, 1997, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.0600 per common share payable November 28, 1997 to shareholders of record on November 14, 1997. For the period November 1, 1997 through November 30, 1997 dividends declared on Preferred Stock totalled $26,193 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The BlackRock Florida Investment Quality Municipal Trust Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Florida Investment Quality Municipal Trust Inc. as of October 31, 1997 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 4, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Florida Investment Quality Municipal Trust Inc. at October 31, 1997, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/Deloitte & Touche LLP
--------------------------
Deloitte & Touche LLP
New York, New York
December 12, 1997

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 1997) as to the federal tax status of dividends you received during such fiscal year.The dividend paid December 31, 1996 to common shareholders of record on December 16, 1996 included $.00425 per share of taxable ordinary income. The dividend paid December 29, 1996 to preferred shareholders of record on December 26, 1996 included $5.35 per share of taxable ordinary income. All other dividends paid to both common and preferred shareholders consisted of federal tax-exempt interest.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will affect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Florida Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American Stock Exchanges, several open-end funds and over 125 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, N.A., one of the nations largest banking organizations.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade Florida Municipal Obligations, which include debt obligations issued by the State of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from federal income tax. Florida Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade Florida Municipal Obligations. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in Florida Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RFA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:
Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:
When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:
Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:
Shareholders  may  have  all  dividends  and   distributions  of  capital  gains
automatically reinvested into additional shares of the Trust.

MARKET PRICE:
Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):
Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New York Times or The Wall Street Journal each Monday.

PREMIUM:
When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                     ------------            ---------
The BlackRock Income Trust Inc.                                                          BKT                    N/A
The BlackRock North American Government Income Trust Inc.                                BNA                    N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                       BBT                   12/98
The BlackRock 1999 Term Trust Inc.                                                       BNN                   12/99
The BlackRock Target Term Trust Inc.                                                     BTT                   12/00
The BlackRock 2001 Term Trust Inc.                                                       BLK                   06/01
The BlackRock Strategic Term Trust Inc.                                                  BGT                   12/02
The BlackRock Investment Quality Term Trust Inc.                                         BQT                   12/04
The BlackRock Advantage Term Trust Inc.                                                  BAT                   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                BCT                   12/09




TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                     ------------            ---------
The BlackRock Investment Quality Municipal Trust Inc.                                    BKN                    N/A
The BlackRock California Investment Quality Municipal Trust Inc.                         RAA                    N/A
The BlackRock Florida Investment Quality Municipal Trust                                 RFA                    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                         RNJ                    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                           RNY                    N/A


Term Trusts
The BlackRock Municipal Target Term Trust Inc.                                           BMN                   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                     BRM                   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                          BFC                   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                  BRF                   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                            BLN                   12/08
The BlackRock Insured Municipal Term Trust Inc.                                          BMT                   12/10




IF YOU WOULD LIKE FURTHER  INFORMATION  PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages over $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of many individual investors in twenty-one closed-end funds traded on either the New York or American stock exchanges, and several open-end funds and on behalf of more than 125 institutional clients in the United States and overseas.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.




                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, N.J. 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                        THE BLACKROCK FLORIDA INVESTMENT
                             QUALITY MUNICIPAL TRUST
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                             Newark, N.J. 07102-4077
                                 (800) 227-7BFM

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Printed on recycled paper                                            09247B-10-9


THE BLACKROCK
FLORIDA
INVESTMENT QUALITY
MUNICIPAL TRUST
================================================================================
ANNUAL REPORT
OCTOBER 31, 1997